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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  May 17, 1999




                          REDWOOD BROADCASTING, INC.
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            (Exact name of registrant as specified in its charter)



     Colorado                      33-00321                   84-0928022
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(State or other juris-     (Commission file number)           (IRS Employer
diction of incorporation                                  Identification No.)
or organization)


     6991 East Camelback Road, Suite D-103, Scottsdale, Arizona       85251
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   (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (602) 425-0099
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        P.O. Box 3463, 11 Sundial Circle #17, Carefree, Arizona  85377
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         (Former name or former address, if changed since last report)
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Item 4:   Changes in Registrant's Independent Public Accountants

     Effective May 17, 1999, the Company's Board of Directors approved a change in the Company's independent accountant. The independent accountant who was dismissed and had been previously engaged as the principal accountant to audit the Company's financial statements was Stockman Kast Ryan & Co., P.C. Stockman Kast Ryan & Co., P.C.'s reports covered the years ended March 31, 1998 and March 31, 1997 of Redwood Broadcasting, Inc. None of the reports of Stockman Kast Ryan & Co., P.C. on the financial statements of the Company for periods reported on by Stockman Kast Ryan & Co., P.C. contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Nor have there been at any time any disagreements between the Company and Stockman Kast Ryan & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The Company retained the accounting firm of Rotenberg & Company, LLP to serve as the Company's independent accountant to audit the Company's financial statements. This engagement was effective May 17, 1999. Prior to its engagement as the Company's independent accountant, Rotenberg & Company, LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.

     The Company has requested Stockman Kast Ryan & Co., P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated May 18, 1999 is filed as Exhibit 18.0 to this Form 8-K.

ITEM 7: EXHIBITS
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Exhibit No.

18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant furnishes herewith the letter of Stockman Kast Ryan & Co., P.C., former accountants to the Company.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REDWOOD BROADCASTING, INC.



Date:     May 18, 1999             By:  /s/ Ron Conquest
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                                        Ron Conquest, Principal Executive
                                        Officer